Company Presentation – January 2016

2 In keeping with the SEC's "Safe Harbor" guidelines, certain statements made during this presentation could be considered forward-looking and subject to certain risks and uncertainties that could cause results to differ materially from those projected. When we use the words "will likely result," "may," "anticipate," "estimate," "should," "expect," "believe," "intend," or similar expressions, we intend to identify forward-looking statements. Such forward-looking statements include, but are not limited to, our business and investment strategy, our understanding of our competition, current market trends and opportunities, projected operating results, and projected capital expenditures. These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated including, without limitation: general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy, the degree and nature of our competition, and the satisfaction of the conditions to the completion of the proposed combination of Ashford Inc. with Remington Holdings L.P. These and other risk factors are more fully discussed in each company's filings with the Securities and Exchange Commission. EBITDA is defined as net income before interest, taxes, depreciation and amortization. EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price. A capitalization rate is determined by dividing the property's net operating income by the purchase price. Net operating income is the property's funds from operations minus a capital expense reserve of either 4% or 5% of gross revenues. Hotel EBITDA flow-through is the change in Hotel EBITDA divided by the change in total revenues. EBITDA, FFO, AFFO, CAD and other terms are non-GAAP measures, reconciliations of which have been provided in prior earnings releases and filings with the SEC. This overview is for informational purposes only and is not an offer to sell, or a solicitation of an offer to buy or sell, any securities of Ashford Hospitality Trust, Inc., Ashford Hospitality Prime, Inc., Ashford Inc., or any of their respective affiliates, and may not be relied upon in connection with the purchase or sale of any such security. Safe Harbor

Ashford, Inc. Vision 3 Bardessono Hotel & Spa Yountville, CA Pier House Resort Key West, FL Hig h Lo w  High growth, fee based business model  Highly aligned management team with 27% insider ownership  Low capital needs  Low volatility fee stream  Scalable platform with attractive margins  Diversified platform of multiple fee generators W Atlanta Downtown Atlanta, GA Marriott Fremont Fremont, CA Le Pavillon Hotel New Orleans, LA

Ashford, Inc. Overview 4 - Publicly Traded (NYSE: AHP) - 12 hotels – 3,717 owned rooms - Total Market Cap of $1.3 billion - High RevPAR portfolio - Luxury hotels - Gateway and resort markets - Conservative leverage - Insider ownership: 14% - Publicly Traded (NYSE: AHT) - 132 hotels – 27,950 owned rooms - Total Market Cap of $4.9 billion - Targets RevPAR below Ashford Prime - Investment across full-service and upper-upscale hotels - Opportunistic leverage - Insider ownership: 16% - 94 properties – 18,112 managed rooms - Assets located in 28 states and Washington, D.C. - Managed properties are either branded by one of five major franchisors or operated independently - Typical term of agreements (includes renewals) – 35 years - Project managed over $1 billion of development, renovations & other projects - Experience with every major brand in renovating, converting or repositioning hotels Real Estate Asset Management Real Estate Services Property Management Project Management Proposed Combination Long-Term Agreements All data as of January 11, 2015

Base Fee/Minimum Fee Base Fee: 0.70% x Total Market Capitalization Minimum Fee: Greater of 90% of the Base Fee paid in the same quarter of the prior year OR the Peer G&A Ratio x Total Market Capitalization Payable quarterly Incentive Fee 5% of the TSR outperformance (compared to defined peer set) times Equity Market Capitalization – fee is subject to a 25% outperformance cap Incentive Fee Payment Fee is determined annually and paid over 3 years in equal annual installments - up to 50% can be paid in stock at AHT/AHP election Other Payments/Fees Reimbursement for internal audit and other overhead costs Long-Term Advisory Agreement 5

67% -15% -35% -8% 185% 49% 14% 48% 22% -2% -31% 97% 42% 22% 128% 829% 105% 22% 44% -2% -16% -39% -100% 0% 100% 200% 300% 400% 500% 600% 700% 800% 900% Inception 10-Yr 9-Yr 8-Yr 7-Yr 6-Yr 5-Yr 4-Yr 3-Yr 2-Yr 1-Yr Peer Avg AHT Demonstrated Long-Term Track Record 6 Total Shareholder Return Focused on recent performance Long-term performance proves management's ability to create value for shareholders (1) (1) Since IPO on August 26, 2003 Peer average includes: CHSP, CLDT, DRH, FCH, HST, HT, INN, LHO, RLJ, SHO Returns as of 1/11/16 Source: SNL

Ashford Hospitality Prime Overview Bardessono Hotal & Spa Yountville, CA

Ashford Hospitality Prime Vision  Well defined strategy investing in luxury hotels in gateway and resort markets 8 Bardessono Hotel & Spa Yountville, CA Pier House Resort Key West, FL Chicago Sofitel WaterTower Chicago, IL  Grow platform through accretive acquisitions of high quality assets  Maintain highly- aligned management team and organizational structure  Simple and straightforward investment profile  Grow organically through strong revenue initiatives  Maintain conservative capital structure with target Net Debt / EBITDA of 5.0x or less  Continue to take steps to improve shareholder value and increase total shareholder return

Investment Strategy 9  Luxury hotels  Gateway and resort markets  Disciplined capital allocation  Lower leverage Investment Strategy Competitive Advantage  Material impact of one acquisition to portfolio given size  Market knowledge given existing presence across all Ashford companies  Opportunity for best in class Remington property management  Closing capability, speed, and industry relationships  Proven track record of value creating transactions

High Quality Portfolio 10 Ashford Prime Hotels Courtyard Seattle Downtown Seattle, WA Marriott Seattle Seattle, WA Hilton Torrey Pines La Jolla, CA Bardessono Hotel & Spa Yountville, CA Pier House Resort Key West, FL Renaissance Tampa Tampa, FL Chicago Sofitel WaterTower Chicago, IL Courtyard Philadelphia Philadelphia, PA Capital Hilton Washington D.C. Courtyard San Francisco San Francisco, CAz Renaissance Tampa Tampa, FL Courtyard Philadelphia Philadelphia, PA apital Hilton ashington . . Marriott Plano Legacy Plano, TX The Ritz-Carlton St. Thomas St. Thomas, BVI

Portfolio Overview 11 (1) As of September 30, 2015 (2) Wells Fargo Securities Research; Lodging: TripAdvisor Rankings (September 4, 2015) Note: Hotel EBITDA in thousands  High quality portfolio with total ADR and RevPAR of $226 and $187, respectively for the TTM period  High performing portfolio with total occupancy of 82%  High market share portfolio with a total RevPAR index of 111%  Geographically diversified portfolio located in strong markets  Highest TripAdvisor ranking among publicly-traded Hotel REITs(2)  Acquired the luxury resort Ritz-Carlton St. Thomas in December 2015 with TTM November 2015 RevPAR, ADR, and Occupancy of $441, $556, and 79%, respectively Number of TTM TTM TTM TTM Hotel % of RevPAR Location Rooms ADR(1) Occ. (1) RevPAR(1) EBITDA(1) Total Index(1) Courtyard Philadelphia Downtown Philadelphia, PA 499 $174 82% $143 $12,232 10.7% 118% Mariott Plano Legacy Dallas, TX 404 $190 71% $135 $11,076 9.7% 136% Courytard San Francisco Downtown San Francisco, CA 405 $266 92% $244 $13,807 12.1% 106% Courtyard Seattle Downtown Seattle, WA 250 $194 79% $154 $6,492 5.7% 110% Marriott Seattle Waterfront Seattle, WA 358 $254 81% $206 $14,242 12.5% 114% Renaissance Tampa Tampa, FL 293 $171 79% $135 $5,670 5.0% 125% Capital Hilton Washington D.C. 550 $221 86% $190 $15,812 13.9% 111% Hilton Torrey Pines La Jolla, CA 394 $188 86% $161 $12,360 10.8% 105% Chicago Sofitel Water Tower Chicago, IL 415 $226 80% $182 $9,166 8.0% 96% Pier House Key West, FL 142 $392 89% $351 $9,578 8.4% 103% Bardessono Napa Valley, CA 62 $708 79% $556 $3,672 3.2% 106% Total Portfolio 3,772 $226 82% $187 $114,107 100.0% 111%

Capital Structure and Net Working Capital  Conservative leverage in line with platform strategy  Targeted Net Debt / EBITDA of 5.0x  All debt is non-recourse, property level mortgage debt  Targeted cash balance of 25% to 30% of market capitalization  Maintain excess cash balance to capitalize on opportunities  Hedge unfavorable economic shocks  Dry powder to execute opportunistic acquisitions 12 Total Enterprise Value Net Working Capital As of September 30, 2015 (1) Adjusted for acquisition of The Ritz-Carlton St. Thomas and financing of the Bardessono Hotel (2) At market value as of January 11, 2016 Figures in millions except per share values Stock Price (As of January 11, 2016) $12.66 Fully Diluted Shares Outstanding 32.8 Equity Value $415.8 Plus: Convertible Preferred Equity 65.0 Plus: Debt(1) 793.3 Total Market Capitalization $1,274.2 Less: Net Working Capital(1) (174.1) Total Enterprise Value $1,100.1 Cash & Cash Equivalents(1) $100.4 Restricted Cash 30.6 Investment in AIM REHE, LP 47.1 Accounts Receivable, net 12.8 Prepaid Expenses 3.6 Due From Affiliates, net (0.8) Due from Third Party Hotel Managers 7.7 Investment in Ashford Inc. (2) 10.7 Total Current Assets $212.0 Accounts Payable, net & Accrued Expenses $34.6 Dividends Payable 3.3 Total Current Liabilities $37.9 Net Working Capital $174.1

Ashford Hospitality Trust Overview W Atlanta Downtown Atlanta, GA

Ashford Hospitality Trust Vision  Opportunistic platform focused on full-service hotels 14  Management team more highly-aligned with shareholders than our peers  Appropriate use of financial leverage  Best in class hotel managers  Superior long-term total shareholder return performance  Announced strategy refinements to improve shareholder value

Investment Strategy 15  Full-service hotels  Upper-upscale hotels  Focus on all markets  Appropriate use of leverage  Focus on franchised properties where we can add significant value Investment Strategy Competitive Advantage  Increased deal flow  Less competition  Improves selectivity  More value-add opportunities  Core competency of Remington  Debt markets expertise  Extensive relationships with brokers, lenders, institutions, and brands  Portfolio opportunities given diverse asset locations and quality

16 Ashford Trust Hotels High Quality, Geographically Diverse Portfolio Le Pavillon Hotel New Orleans, LA Lakeway Resort & Spa Austin, TX Hilton Costa Mesa Costa Mesa, CA Marriott Fremont Fremont, CA Le Meridien Minneapolis Minneapolis, MN Chicago Silversmith Chicago, IL Hilton Back Bay Boston, MA The Churchill Washington, D.C. W Atlanta Downtown Atlanta, GA Crowne Plaza Key West Key West, FL Marriott Sugar Land Sugar Land, TX Hilton Santa Fe Santa Fe, NM Renaissance Nashville Nashville, TN Westin Princeton Princeton, NJ Marriott Beverly Hills Beverly Hills, CA Embassy Suites Portland Portland, OR Marriott Gateway Arlington, VA

Portfolio Overview 17 Top 25 70.8% Top 50 20.6% Other 8.6% Hotel EBITDA as of September 30, 2015 for 132 owned hotels as of January 25, 2016 Hotel EBITDA in thousands Hotel EBITDA by Brand Hotel EBITDA by Manager Hotel EBITDA by MSA Hotel EBITDA by Chainscale Top Ten Markets Marriott 50.3% Hilton 28.0% Hyatt 3.6% IHG 3.9% Starwood 7.8% InterContinental 0.5% Independent 6.1% Marriott 29.5% Hilton 5.4% Hyatt 2.9% Remington 59.5% Starwood 2.3% Interstate 0.5% Upscale 34.6% Upper-Upscale 52.6% Luxury 4.3% Upper-Midscale 4.6% Independent 4.0% TTM Hotel % of EBITDA Total Washington DC Area $45,886 9.8% NY/NJ Metro Area $31,426 6.7% San Fran/Oakland, CA $31,108 6.6% Atlanta, GA $29,462 6.3% Los Angeles Metro Area $28,979 6.2% Boston, MA $25,558 5.4% DFW, TX $25,489 5.4% Orlando, FL $19,956 4.2% Nashville, TN Area $19,736 4.2% MN/St. Paul Area $15,566 3.3% Total Portfolio $469,601 100.0%

Capital Structure and Net Working Capital  Appropriate use of leverage to more cost effectively invest in the hotel cycle  Current net working capital of approximately $3.44 per share  All debt is non-recourse, property level mortgage debt  Targeted cash balance of 25% to 30% of market capitalization  Maintain excess cash balance to capitalize on opportunities  Hedge unfavorable economic shocks  Dry powder to execute opportunistic acquisitions 18 Enterprise Value Net Working Capital As of September 30, 2015 (1) Adjusted for acquisition of Indigo Atlanta, W Minneapolis, and refinance of UBS 2, ML 2, and ML 7 loan pools (2) At market value as of January 11, 2016 Figures in millions except per share values Stock Price (As of January 11, 2016) $5.48 Fully Diluted Shares Outstanding 114.5 Equity Value $627.6 Plus: Preferred Equity 393.9 Plus: Debt(1) 3,920.9 Total Market Capitalization $4,942.4 Less: Net Working Capital(1) (393.5) Total Enterprise Value $4,549.0 Cash & Cash Equivalents(1) $225.2 Restricted Cash 146.1 Investment in AIM REHE, LP 54.5 Accounts Receivable, net 53.2 Prepaid Expenses 20.5 Due From Affiliates, net (10.3) Due from Third Party Hotel Managers 35.5 Market Value of Ashford, Inc. Investment(2) 32.8 Total Current Assets $557.5 Accounts Payable, net & Accrued Expenses $141.3 Dividends Payable 22.7 Total Current Liabilities $164.0 Net Working Capital $393.5

Remington Combination Overview  AINC has entered into an agreement to combine with Remington(1) for total transaction value of $299.5 million  916,500 subsidiary nonvoting common shares issued at $100 per share (current market value of $59.5 million)  $230 million in subsidiary convertible preferred stock • 6.625% yield • $120 conversion price (85% premium)(2)  $10 million cash consideration(3)  Remington sellers retain 20% of Remington through limited partner interests  AINC to create new subsidiary (“NewCo”) & contribute all assets to NewCo  Securities issued to sellers will be NewCo securities, but are intended to be economically equivalent to AINC securities  NewCo stock will be issued to sellers at 54% premium to pre-announcement market price of AINC stock(2)  Sellers only taking 3% of the consideration in cash signifying strong belief in future prospects for AINC & Remington 19 (1) Remington Holdings LP and its affiliates. A 20% interest in Remington Holdings will be retained by the current owners. (2) Based on closing stock price of AINC as of September 17, 2015. (3) Paid out quarterly over 4 years

Remington Combination Overview (cont.)  Attractive valuation relative to the intrinsic value of the business and recent comparable transactions  Expected to be immediately accretive to AINC's normalized Adjusted Net Income Per Share  Subsidiary common shares issued at $100 per share, a 54% premium to current market price of AINC(1)  Subsidiary as-converted shares issued at 85% premium to current market price of AINC(1)  Very little cash consideration for large transformational combination signifying strong belief by the sellers in the future growth prospects for AINC and Remington 20 (1) Based on closing stock price of AINC as of September 17, 2015. Financial Benefits Strategic Benefits  Adds incremental incentive fees which are tied to property performance, not strictly shareholder returns, as is currently the case for AINC  Adds talented executives to help lead AINC’s growing platform  Enhances strong alignment of sellers through issuance of non-voting common equity and convertible preferred equity  Combination creates the only public, pure-play provider of asset and property management services to the lodging industry

Balance Sheet 21 As of September 30, 2015  Asset light business model  Cash available for investments  Currently no debt Figures in millions ASSETS Cash & Cash Equivalents $25.3 Restricted Cash 6.5 Investments in Securities 116.2 Receivables 0.2 Prepaid Expenses and Other 0.8 Due from Ashford Trust OP 9.9 Due from Ashford Prime OP 2.4 Deferred Tax Assets 0.7 Total Current Assets $162.1 Investments in Unconsolidated Affiliates $2.5 Furniture, Fixtures and Equipment, net 6.5 Deferred Tax Assets 2.8 Other Assets 4.0 Total Assets $177.8 LIABILITIES AND EQUITY Accounts Payable, net & Accrued Expenses $14.8 Due to Affiliates 0.8 Liabilities Associated with Investments 13.4 Deferred Compensation Plan 0.0 Other Liabilities 6.5 Total Current Liabilities $35.5 Accrued Expenses $0.2 Deferred Income 0.3 Deferred Compensation Plan 13.4 Total Liabilities $49.4 Redeemable Noncrontrolling Interest $0.3 Equity $128.1 Total Liabilities and Equity $177.8

Growth Opportunities  Organic growth of current Ashford Trust platform  Maximize shareholder value and outperform peers 22  Organic growth of current Ashford Prime platform  Maximize shareholder value and outperform peers  Incremental incentive fees tied to property performance  Increased cash flow and earnings of AINC  Expands AINCs high growth, fee based business  Maintains high alignment of management team

Key Takeaways  High growth, fee based business model 23  Asset light with very low capital requirements  Diversified fee generators  Strong management team with a long track record of creating shareholder value  Highly-aligned platform through high insider ownership

24 In connection with the Remington transaction, Ashford Inc. will file a proxy statement with the Securities and Exchange Commission (the “SEC”). SHAREHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT IS AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Shareholders will be able to obtain a free copy of the proxy statement when available and other relevant documents filed with the SEC from the SEC’s website at www.sec.gov, or by directing a request by mail to Ashford Inc., 14185 Dallas Parkway, Suite 1100, Dallas, TX, 75254 or from Ashford Inc.’s website at www.ashfordinc.com. Ashford Inc. and certain of its directors and officers may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies from its shareholders that will occur in connection with the Remington transaction. Information concerning the interests of the persons who may be considered “participants” in the solicitation is set forth in Ashford Inc.’s proxy statements and its Annual Report on Form 10-K previously filed with the SEC, and will be set forth in the proxy statement relating to the Remington transaction when the proxy statement becomes available. Copies of these documents can be obtained, without charge, at the SEC’s website at www.sec.gov, by directing a request to Ashford Inc. at the address above, or at www.ashfordinc.com. Additional Information and Where to Find it

Company Presentation – January 2016